                                                                    EXHIBIT 99.1

BEAR STEARNS                                                                BEAR, STEARNS & CO. INC.
ATLANTA - BOSTON - CHICAGO - DALLAS - LOS ANGELES                      ASSET-BACKED SECURITIES GROUP
NEW YORK - SAN FRANCISCO - WASHINGTON D.C.                                           245 Park Avenue
BEIJING - BUENOS AIRES - DUBLIN - GENEVA - HONG KONG                            New York, N.Y. 10167
LONDON - Lugano - PARIS - SHANGHAI - TOKYO                     (212) 272-2000;  (212) 272-7294   fax

                                 FAX TRANSMITTAL
                             COMPUTATIONAL MATERIAL
                                 [ADVANTA LOGO]
                       Advanta Mortgage Loan Trust 1999-4
--------------------------------------------------------------------------------
FAX TO:                                                           DATE: 11/04/99
COMPANY:                                         # PAGES (incl. cover): 21
FAX NO:                                                       PHONE NO:
--------------------------------------------------------------------------------
FROM:                                                         PHONE NO:
--------------------------------------------------------------------------------

           STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
                        ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

GENERAL INFORMATION: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                       ADVANTA MORTGAGE LOAN TRUST 1999-4
--------------------------------------------------------------------------------
                     Terms Sheets & Computational Materials


                                  $200,000,000
                                  (APPROXIMATE)

                       ADVANTA MORTGAGE LOAN TRUST 1999-4
                 MORTGAGE LOAN ASSET-BACKED NOTES, SERIES 1999-4

                        ADVANTA CONDUIT RECEIVABLES, INC.
                                     SPONSOR

                           ADVANTA MORTGAGE CORP. USA
                                 MASTER SERVICER

                          Ambac Assurance Corporation
                                  NOTE INSURER


                        $200,000,000 FLOATING RATE NOTES
                                  (APPROXIMATE)

                             Computational Materials













Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                    BEAR STEARNS

                       ADVANTA MORTGAGE LOAN TRUST 1999-4
--------------------------------------------------------------------------------
                     Terms Sheets & Computational Materials

                                       PRELIMINARY SUMMARY OF TERMS
TITLE OF SECURITIES:                   Advanta Mortgage Loan Trust 1999-4, Mortgage
                                       Loan Asset-Backed Notes, Series 1999-4
                                       (the "Notes").

DESCRIPTION OF TRANSACTION:            A single class of Notes wrapped by Ambac
                                       Assurance Corporation ("Ambac") and
                                       collateralized by a pool of adjustable-rate-
                                       first-lien mortgages.

MORTGAGE LOANS:                        The adjustable rate mortgage loans are
                                       secured by single-family residences that
                                       may be detached, part of a two- to four-
                                       family dwelling, a condominium unit or a
                                       unit in a planned unit development.  It
                                       is anticipated that at the end of the
                                       pre-funding period, there will be
                                       approximately $[207,792,000] of adjustable
                                       rate mortgage loans. As of the Statistical
                                       Calculation Date, the principal balance of
                                       the mortgage loans is expected to be
                                       $[133,943,952].  The actual amount of
                                       mortgage loans delivered on the closing
                                       date may be higher than the balance of
                                       the statistical pool.

INDENTURE TRUSTEE:                     Bankers Trust Company of California, N.A.

SPONSOR:                               Advanta Conduit Receivables, Inc.

MASTER SERVICER:                       Advanta Mortgage Corp. USA

STATISTICAL CALCULATION DATE:          Opening of business on October 23, 1999

INITIAL CUT-OFF DATE:                  Opening of business on November 1, 1999

PRICING DATE(1):                       November [8/9], 1999

CLOSING DATE(1):                       November [17], 1999

FORM OF NOTES:                         Book entry form, same day funds (through
                                       DTC, Euroclear and Cedelbank).

PREPAYMENT PRICING ASSUMPTION:         28% CPR

OPTIONAL REDEMPTION:                   10% clean-up call

PAYMENT DATE:                          The 25th day of each month or, if such day
                                       is not a business day, the next succeeding
                                       business day, beginning on December 27, 1999.

SERVICING FEE:                         75 basis points per annum

PRE-FUNDING ACCOUNT:                   The Trust may purchase
                                       additional mortgage loans on or before
                                       February [29], 2000 for inclusion in the
                                       pool. At the closing, the indenture
                                       trustee will hold in trust, from the
                                       proceeds of the sale of the Notes,
                                       approximately $[71.1] million, which may
                                       be applied to the purchase of additional
                                       mortgage loans for inclusion in the pool.

-------------
(1) Subject to change.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                    BEAR STEARNS

                       ADVANTA MORTGAGE LOAN TRUST 1999-4
--------------------------------------------------------------------------------
                     Terms Sheets & Computational Materials

                                       PRELIMINARY SUMMARY OF TERMS
INTEREST ACCRUAL PERIOD:               Interest will accrue on the Notes from
                                       the preceding Payment Date (or from the
                                       Closing Date in the case of the first
                                       Payment Date) through the day prior to
                                       the current Payment Date based on an
                                       Actual/360 day basis.

                                       The Notes will settle flat.

NOTE INTEREST RATE:                    The Note Interest Rate applicable to the
                                       Notes for any payment date is the lesser
                                       of:

                                         (1) for any payment date which occurs
                                             on or prior to the Step-Up Payment
                                             Date, LIBOR plus ___% per annum,
                                             and for any payment date
                                             thereafter, LIBOR plus [double the
                                             original spread] __% per annum,
                                             this rate being the "Note Formula
                                             Rate", and

                                         (2) the Available Funds Cap Rate for
                                             that payment date.

                                       The shortfall between the stated interest for the Notes and the Available Funds Cap
                                       Rate, if any, will be carried forward to subsequent payment dates, but those amounts are not covered by the note insurance policy and are not guaranteed by the Sponsor or the Master Servicer.

AVAILABLE FUNDS CAP RATE:              The "Available Funds Cap Rate" for any
                                       payment date is an amount, expressed as a
                                       per annum rate and calculated on the
                                       basis of a 360-day year and the actual
                                       number of days elapsed in the period
                                       beginning on the prior payment date to
                                       and including the day prior to the
                                       applicable payment date, equal to:

                                         (1) (a) the aggregate amount of
                                             interest accrued and collected or
                                             advanced on all of the mortgage
                                             loans in the pool minus the
                                             aggregate of the servicing fee, the
                                             indenture trustee's fee, the owner
                                             trustee's fee and the premiums due
                                             to the note insurer on that payment
                                             date and (b) commencing on the
                                             seventh payment date following the
                                             closing date, minus an amount equal
                                             to 0.75% per annum times the
                                             aggregate principal balance of the
                                             mortgage loans in the pool as of
                                             the opening of business on the
                                             first date of the prior calendar
                                             month, divided by,

                                         (2) the aggregate principal balance of
                                             the mortgage loans in the pool as
                                             of the opening of business on the
                                             first day of the prior calendar
                                             month.

STEP-UP PAYMENT DATE:                  The "Step-Up Payment Date" is the payment
                                       date immediately following the calendar
                                       month which the optional redemption of
                                       the Notes is first permitted to occur.

NOTE RATINGS:                          AAA by Standard & Poor's Rating Service;
                                       Aaa by Moody's Investors Service, Inc.

NOTE INSURER:                          Ambac is rated AAA/Aaa by Standard and
                                       Poor's and Moody's.  Timely interest
                                       capped at the Available Funds Cap Rate
                                       and ultimate principal payments on the
                                       Notes will be 100% guaranteed by Ambac.

                                       Interest shortfalls due to the
                                       application of the Soldiers' and Sailors'
                                       Civil Relief Act of 1940 or application
                                       of the Available Funds Cap are not
                                       guaranteed by Ambac.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                    BEAR STEARNS

                       ADVANTA MORTGAGE LOAN TRUST 1999-4
--------------------------------------------------------------------------------
                     Terms Sheets & Computational Materials

                                       PRELIMINARY SUMMARY OF TERMS
ERISA CONSIDERATIONS:                  Subject to the conditions and
                                       considerations discussed in the
                                       prospectus supplement, the Notes are
                                       ERISA eligible.

TAXATION:                              Debt for federal income tax purposes.

LEGAL INVESTMENT:                      The Notes are not expected to be SMMEA
                                       eligible.

CREDIT ENHANCEMENT:                    1) The use of excess cashflow to cover
                                          losses and to distribute principal
                                          in order to create overcollateralization;
                                       2) Subordination of distributions on the
                                          trust certificates to the required
                                          distributions on the Notes;
                                       3) Allocation of losses on the mortgage
                                          loans to the trust certificates; and
                                       4) The note insurance policy.

PROSPECTUS:                            The Notes are being offered pursuant to a
                                       prospectus supplemented by a prospectus
                                       supplement (together, the "Prospectus").
                                       Complete information with respect to the
                                       Notes and the collateral securing them is
                                       contained in the Prospectus.  The
                                       information herein is qualified in its
                                       entirety by the information appearing in
                                       the Prospectus.  To the extent that the
                                       information herein is inconsistent with
                                       the Prospectus, the Prospectus shall
                                       govern in all respects.  Sales of the
                                       Notes may not be consummated unless the
                                       purchaser has received the Prospectus.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                    BEAR STEARNS

                       ADVANTA MORTGAGE LOAN TRUST 1999-4
--------------------------------------------------------------------------------
                     Terms Sheets & Computational Materials

                                       PRELIMINARY SUMMARY OF TERMS
DISTRIBUTIONS OF PRINCIPAL AND         Owners of notes will be entitled to
INTEREST:                              receive payments of interest each month. The
                                       amount of principal the owners of notes
                                       will be entitled to receive will vary
                                       depending on a number of factors,
                                       including the payments received on the
                                       mortgage loans in the pool. Each month,
                                       the indenture trustee will calculate the
                                       amounts to be paid to the owners of the
                                       notes.

                                       Distributions will be made on each
                                       payment date to the owners of the notes
                                       as of the record date. The record date
                                       for the notes is the business day
                                       immediately preceding the payment date.
                                       Owners of notes will receive payments on the 25th day of each month, or, if such day is not a business day, on the next business day. The first payment date is December 27, 1999.

                                       In summary, on each payment date the
                                       funds available to be distributed will be applied in the following order of priority:

                                         -   first, to pay fees due to the
                                             master servicer, the indenture
                                             trustee, the owner trustee and the
                                             note insurer;
                                         -   second, to pay interest on the
                                             notes;
                                         -   third, to pay principal of the
                                             notes;
                                         -   fourth, to reimburse the note
                                             insurer;
                                         -   fifth, to build
                                             overcollateralization to its
                                             required level
                                         -   sixth, to pay any interest
                                             carry-forward amounts;
                                         -   seventh, to reimburse the master
                                             servicer for unreimbursed advances
                                             and other expenses; and
                                         -   eighth, to make a distribution to
                                             the owners of the trust
                                             certificates.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                    BEAR STEARNS

                       ADVANTA MORTGAGE LOAN TRUST 1999-4
--------------------------------------------------------------------------------
                     Terms Sheets & Computational Materials

                               Sensitivity Tables

CLASS A-1 (TO 10% CALL)
----------------------------------------------------------------------------------------------------------------------
% PREPAYMENT ASSUMPTION:                          0%        10%        20%        28%        35%        45%        55%
----------------------------------------------------------------------------------------------------------------------
ILLUSTRATIVE YIELD @ PAR (30/360 BEY)         5.915%     5.915%     5.914%     5.914%     5.914%     5.913%     5.912%
AVERAGE LIFE (YEARS)                           20.32       7.20       3.71       2.59       2.00       1.46       1.05
MODIFIED DURATION (YEARS)                      11.01       5.13       3.04       2.23       1.77       1.33       0.98
FIRST PRINCIPAL PAYMENT                     12/25/99   12/25/99   12/25/99   12/25/99   12/25/99   12/25/99   12/25/99
LAST PRINCIPAL PAYMENT                      12/25/27   01/25/18   07/25/09   08/25/06   01/25/05   09/25/03   04/25/02
PRINCIPAL LOCKOUT (MONTHS)                         0          0          0          0          0          0          0
PRINCIPAL WINDOW (MONTHS)                        337        218        116         81         62         46         29
----------------------------------------------------------------------------------------------------------------------

CLASS A-1 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------
% PREPAYMENT ASSUMPTION:                          0%        10%        20%        28%        35%        45%        55%
----------------------------------------------------------------------------------------------------------------------
ILLUSTRATIVE YIELD @ PAR (30/360 BEY)         5.915%     5.923%     5.933%     5.936%     5.938%     5.939%     5.951%
AVERAGE LIFE (YEARS)                           20.37       7.63       4.06       2.84       2.19       1.59       1.19
MODIFIED DURATION (YEARS)                      11.02       5.26       3.21       2.38       1.90       1.43       1.09
FIRST PRINCIPAL PAYMENT                     12/25/99   12/25/99   12/25/99   12/25/99   12/25/99   12/25/99   12/25/99
LAST PRINCIPAL PAYMENT                      05/25/29   01/25/28   04/25/21   05/25/15   12/25/11   09/25/08   07/25/06
PRINCIPAL LOCKOUT (MONTHS)                         0          0          0          0          0          0          0
PRINCIPAL WINDOW (MONTHS)                        354        338        257        186        145        106         80
----------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                    BEAR STEARNS

                       ADVANTA MORTGAGE LOAN TRUST 1999-4
--------------------------------------------------------------------------------
                     Terms Sheets & Computational Materials

                          DECREMENT TABLE (TO 10% CALL)

            PERCENTAGE OF INITIAL NOTE PRINCIPAL BALANCE OUTSTANDING

                           0.00%         10.00%        20.00%       28.00%        35.00%        45.00%        55.00%
        DATES               CPR           CPR           CPR          CPR           CPR           CPR           CPR
  Initial Percentage         100           100           100          100           100          100           100
  November 25, 1999          100           100           100          100           100          100           100
  November 25, 2000           97            87            77           69            61           51            41
  November 25, 2001           96            77            60           47            37           25            15
  November 25, 2002           95            68            46           34            25           15             0
  November 25, 2003           95            60            37           24            16            0             0
  November 25, 2004           94            53            29           17            10            0             0
  November 25, 2005           93            47            23           12             0            0             0
  November 25, 2006           92            41            18            0             0            0             0
  November 25, 2007           91            37            14            0             0            0             0
  November 25, 2008           90            33            11            0             0            0             0
  November 25, 2009           88            29             0            0             0            0             0
  November 25, 2010           87            26             0            0             0            0             0
  November 25, 2011           85            23             0            0             0            0             0
  November 25, 2012           83            20             0            0             0            0             0
  November 25, 2013           81            18             0            0             0            0             0
  November 25, 2014           79            15             0            0             0            0             0
  November 25, 2015           76            13             0            0             0            0             0
  November 25, 2016           73            12             0            0             0            0             0
  November 25, 2017           70            10             0            0             0            0             0
  November 25, 2018           66             0             0            0             0            0             0
  November 25, 2019           62             0             0            0             0            0             0
  November 25, 2020           57             0             0            0             0            0             0
  November 25, 2021           52             0             0            0             0            0             0
  November 25, 2022           46             0             0            0             0            0             0
  November 25, 2023           41             0             0            0             0            0             0
  November 25, 2024           34             0             0            0             0            0             0
  November 25, 2025           27             0             0            0             0            0             0
  November 25, 2026           19             0             0            0             0            0             0
  November 25, 2027           10             0             0            0             0            0             0
Weighted Average Life
     to 10% Call (years):      20.32         7.20          3.71          2.59         2.00          1.46          1.05
Last Principal Payment
     to 10% Call (years)    12/25/27      1/25/18       7/25/09      8/25/06       1/25/05       9/25/03       4/25/02
Payment Window
     to 10% Call (months)        337          218           116            81           62            46            29

         The weighted average life of the notes has been determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related payment dates, (ii) adding the results and (iii) dividing the sum of the principal balance for the notes as of the closing date.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                    BEAR STEARNS

                       ADVANTA MORTGAGE LOAN TRUST 1999-4
-------------------------------------------------------------------------------
                     Terms Sheets & Computational Materials

                          DECREMENT TABLE (TO MATURITY)

            PERCENTAGE OF INITIAL NOTE PRINCIPAL BALANCE OUTSTANDING

                           0.00%         10.00%        20.00%       28.00%       35.00%       45.00%         55.00%
        DATES               CPR           CPR           CPR          CPR          CPR           CPR           CPR
--------------------       -----         ------        ------       ------       ------       ------         ------
  Initial Percentage         100           100           100          100           100          100           100
  November 25, 1999          100           100           100          100           100          100           100
  November 25, 2000           97            87            77           69            61           51            41
  November 25, 2001           96            77            60           47            37           25            15
  November 25, 2002           95            68            46           34            25           15             8
  November 25, 2003           95            60            37           24            16            8             4
  November 25, 2004           94            53            29           17            10            4             1
  November 25, 2005           93            47            23           12             7            2             *
  November 25, 2006           92            41            18            9             4            1             0
  November 25, 2007           91            37            14            6             3            *             0
  November 25, 2008           90            33            11            4             1            0             0
  November 25, 2009           88            29             9            3             1            0             0
  November 25, 2010           87            26             7            2             *            0             0
  November 25, 2011           85            23             6            1             *            0             0
  November 25, 2012           83            20             4            1             0            0             0
  November 25, 2013           81            18             3            *             0            0             0
  November 25, 2014           79            15             2            *             0            0             0
  November 25, 2015           76            13             2            0             0            0             0
  November 25, 2016           73            12             1            0             0            0             0
  November 25, 2017           70            10             1            0             0            0             0
  November 25, 2018           66             9             1            0             0            0             0
  November 25, 2019           62             7             *            0             0            0             0
  November 25, 2020           57             6             *            0             0            0             0
  November 25, 2021           52             5             0            0             0            0             0
  November 25, 2022           46             4             0            0             0            0             0
  November 25, 2023           41             3             0            0             0            0             0
  November 25, 2024           34             2             0            0             0            0             0
  November 25, 2025           27             1             0            0             0            0             0
  November 25, 2026           19             1             0            0             0            0             0
  November 25, 2027           10             *             0            0             0            0             0
  November 25, 2028            1             0             0            0             0            0             0
Weighted Average Life
     to Maturity (years):      20.37         7.63          4.06          2.84         2.19          1.59          1.19
Last Principal Payment
     to Maturity (years)     5/25/29      1/25/28       4/25/21       5/25/15     12/25/11       9/25/08       7/25/06
Payment Window
     to Maturity (months)        354          338           257           186          145           106            80

* indicates greater than zero but less than 0.5%

The weighted average life of the notes has been determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related payment dates, (ii) adding the results and (iii) dividing the sum of the principal balance for the notes as of the closing date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                    BEAR STEARNS

                       ADVANTA MORTGAGE LOAN TRUST 1999-4
--------------------------------------------------------------------------------
                     Terms Sheets & Computational Materials

    OVERVIEW OF COLLATERAL CHARACTERISTICS AS OF THE STATISTICAL CUT-OFF DATE

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.

                                                                        Total           Minimum            Maximum
                                                                        -----           -------            -------
TOTAL NUMBER OF LOANS:                                                   1,391
TOTAL OUTSTANDING LOAN BALANCE:                                 $133,943,952.42        $12,700.41        $563,026.07
AVERAGE LOAN PRINCIPAL AMOUNT:                                      $96,293.28
WA GROSS COUPON:                                                         9.29%              4.00%             15.13%
WA GROSS MARGIN:                                                         5.25%              1.90%             16.50%
WA INITIAL PERIODIC CAP:                                                 2.39%              1.00%              3.00%
WA PERIODIC CAP:                                                         1.03%              1.00%              2.00%
WA LIFETIME CAP:                                                         6.97%              6.00%              8.00%
LOAN TYPE:
                                     Fully Amortizing:                    100%
                                              Balloon:                      0%
WA REMAINING TERM TO MATURITY (MONTHS):                                    347                 57                360
WA SEASONING (MONTHS):                                                       2                  0                 28
WA ORIGINAL TERM (MONTHS):                                                 349                 60                360
LIEN POSITION:
                                           First Lien:                    100%
                                          Junior Lien:                      0%
WA LTV:                                                                 79.40%             11.53%            100.00%
PRODUCT TYPE:
                                  6-month LIBOR loans:                   1.65%
                             1/29 6-month LIBOR loans:                   3.65%
                             2/28 6-month LIBOR loans:                  13.61%
                             3/27 6-month LIBOR loans:                  58.40%
                             5/25 6-month LIBOR loans:                  21.03%
                              6 month/1 yr. CMT loans:                   0.08%
                                    1/1 yr. CMT loans:                   0.76%
                                    3/1 yr. CMT loans:                   0.65%
                                    5/1 yr. CMT loans:                   0.17%
DOCUMENTATION:
                                                 Full:                  93.78%
                                                 Lite:                   6.22%
PROPERTY TYPE:
                           SF Detached/De Minimus PUD:                  89.25%
                          SF Rowhouse/Townhouse/Condo:                   3.08%
                              Two to Four Family Home:                   3.72%
                          Prefabricated Single Family:                   3.95%
GEOGRAPHIC DISTRIBUTION:
    (equal or greater than 5%)                     CA:                  12.93%
                                                   WA:                   9.43%
                                                   MI:                   6.93%
                                                   NY:                   5.56%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                    BEAR STEARNS

                       ADVANTA MORTGAGE LOAN TRUST 1999-4
--------------------------------------------------------------------------------
                     Terms Sheets & Computational Materials

          COLLATERAL CHARACTERISTICS AS OF THE STATISTICAL CUT-OFF DATE

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.

                            GEOGRAPHIC DISTRIBUTION

                                           NUMBER OF               AGGREGATE             % OF AGGREGATE
               STATE                     MORTGAGE LOANS        PRINCIPAL BALANCE       PRINCIPAL BALANCE
--------------------------------         --------------        -----------------       -----------------
California......................                93             $   17,317,438.30             12.93%
Washington......................               106                 12,635,454.77              9.43
Michigan........................               115                  9,276,398.68              6.93
New York........................                62                  7,447,122.58              5.56
Colorado........................                41                  5,745,388.72              4.29
Ohio............................                74                  5,525,133.53              4.12
Florida.........................                63                  5,123,884.97              3.83
Illinois........................                50                  4,673,317.57              3.49
Pennsylvania....................                66                  4,600,349.45              3.43
Virginia........................                52                  4,300,315.42              3.21
Other...........................               669                 57,299,148.43             42.78
                                         --------------        -----------------       -----------------
    TOTAL.......................             1,391             $  133,943,952.42            100.00%
                                         ==============        =================       =================

     The mortgaged properties in the pool are located in 48 states and the District of Columbia.


                           DISTRIBUTION OF LTV RATIOS

             RANGE OF                      NUMBER OF               AGGREGATE             % OF AGGREGATE
            LTV RATIOS                  MORTGAGE LOANS         PRINCIPAL BALANCE       PRINCIPAL BALANCE
--------------------------------        --------------         -----------------       -----------------
  95.01   -   100.00%...........                7              $      776,681.36               0.58%
  90.01   -    95.00............                7                     430,622.57               0.32
  85.01   -    90.00............               76                   8,182,902.44               6.11
  80.01   -    85.00............              564                  60,038,696.49              44.82
  75.01   -    80.00............              301                  30,278,286.55              22.61
  70.01   -    75.00............              224                  19,275,386.98              14.39
  60.01   -    70.00............              107                   8,950,790.74               6.68
   0.01   -    60.00............              105                   6,010,585.29               4.49
                                        ---------------        -----------------       -------------
    TOTAL.......................            1,391              $  133,943,952.42             100.00%
                                        ===============        =================       =============

     Minimum LTV:                     11.53%
     Maximum LTV:                    100.00%
     Weighted Average LTV:            79.40%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                    BEAR STEARNS

                       ADVANTA MORTGAGE LOAN TRUST 1999-4
--------------------------------------------------------------------------------
                     Terms Sheets & Computational Materials


          COLLATERAL CHARACTERISTICS AS OF THE STATISTICAL CUT-OFF DATE

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.

                DISTRIBUTION OF CURRENT MORTGAGE COUPON RATES

         RANGE OF CURRENT                  NUMBER OF               AGGREGATE             % OF AGGREGATE
       MORTGAGE COUPON RATES            MORTGAGE LOANS         PRINCIPAL BALANCE       PRINCIPAL BALANCE
--------------------------------        --------------         -----------------       -----------------
   3.001   -   4.000%...........                1              $      208,386.23               0.16%
   5.001   -   6.000............               17                   2,388,531.32               1.78
   6.001   -   7.000............               92                  11,096,274.16               8.28
   7.001   -   8.000............              154                  19,107,459.23              14.27
   8.001   -   9.000............              251                  27,378,089.75              20.44
   9.001   -  10.000............              331                  31,666,829.39              23.65
  10.001   -  11.000............              257                  24,376,018.94              18.20
  11.001   -  12.000............              151                   9,929,004.30               7.41
  12.001   -  13.000............               87                   5,594,978.38               4.18
  13.001   -  14.000............               40                   1,825,801.89               1.36
  14.001   -  15.000............                8                     313,589.62               0.23
  15.001   -  16.000............                2                      58,989.21               0.04
                                        ---------------        -----------------       -------------
    TOTAL.......................            1,391              $  133,943,952.42             100.00%
                                        ===============        =================       =============

      Minimum Coupon Rate:                          4.00%
      Maximum Coupon Rate:                         15.13%
      Weighted Average Coupon Rate:                 9.29%

                   DISTRIBUTION OF REMAINING TERM TO MATURITY

                                           NUMBER OF               AGGREGATE             % OF AGGREGATE
         MONTHS REMAINING               MORTGAGE LOANS         PRINCIPAL BALANCE       PRINCIPAL BALANCE
--------------------------------        --------------         -----------------       -----------------
      1  -    60................                3              $        88,168.80              0.07%
     61  -   120................               14                      625,574.28              0.47
    121  -   180................               44                    2,176,863.28              1.63
    181  -   240................               93                    6,472,560.29              4.83
    241  -   300................                9                      711,056.28              0.53
    301  -   360................            1,228                  123,869,729.49             92.47
                                          ------------          -----------------       -----------
    TOTAL.......................            1,391              $   133,943,952.42            100.00%
                                          ============         ==================       ===========

      Minimum Remaining Term:                           57 months
      Maximum Remaining Term:                          360 months
      Weighted Average Remaining Term:                 347 months

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                    BEAR STEARNS

                       ADVANTA MORTGAGE LOAN TRUST 1999-4
--------------------------------------------------------------------------------
                     Terms Sheets & Computational Materials

          COLLATERAL CHARACTERISTICS AS OF THE STATISTICAL CUT-OFF DATE

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.


                       DISTRIBUTION OF PRINCIPAL BALANCES

             RANGE OF                      NUMBER OF               AGGREGATE             % OF AGGREGATE
        PRINCIPAL BALANCES              MORTGAGE LOANS         PRINCIPAL BALANCE       PRINCIPAL BALANCE
--------------------------------        --------------         -----------------       -----------------
$        1 - $   25,000.........               34              $      710,639.25              0.53%
    25,001 -     50,000.........              281                  11,262,145.24              8.41
    50,001 -     75,000.........              380                  23,499,891.75             17.54
    75,001 -    100,000.........              210                  18,339,419.45             13.69
   100,001 -    150,000.........              268                  32,460,673.82             24.23
   150,001 -    200,000.........              116                  19,938,427.98             14.89
   200,001 -    250,000.........               42                   9,365,278.62              6.99
   250,001 -    300,000.........               35                   9,478,376.40              7.08
   300,001 -    350,000.........               16                   5,092,131.84              3.80
   350,001 -    400,000.........                5                   1,913,644.62              1.43
   400,001 -    450,000.........                2                     825,297.38              0.62
   450,001 -    500,000.........                1                     495,000.00              0.37
   500,001 -    600,000.........                1                     563,026.07              0.42
                                         --------              -----------------        ----------
    TOTAL.......................            1,391              $  133,943,952.42            100.00%
                                         ========              =================        ==========

     Minimum Principal Balance:        $12,700.41
     Maximum Principal Balance:        $563,026.07
     Average Principal Balance:        $96,293.28



                         DISTRIBUTION OF PROPERTY TYPES

                                              NUMBER OF               AGGREGATE           % OF AGGREGATE
            PROPERTY TYPE                  MORTGAGE LOANS         PRINCIPAL BALANCE      PRINCIPAL BALANCE
-----------------------------------        --------------         -----------------      -----------------
SF Detached/DeMinimus PUD..........            1,225              $   119,545,179.24            89.25%
SF Row House/Townhouse/Condo.......               52                    4,126,047.79             3.08
Two to Four Family Home............               44                    4,980,702.31             3.72
Prefabricated Single Family........               70                    5,292,023.08             3.95
                                            --------              ------------------        ---------
    TOTAL..........................            1,391              $   133,943,952.42           100.00%
                                            ========              ==================        =========

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                    BEAR STEARNS

                       ADVANTA MORTGAGE LOAN TRUST 1999-4
--------------------------------------------------------------------------------
                     Terms Sheets & Computational Materials

          COLLATERAL CHARACTERISTICS AS OF THE STATISTICAL CUT-OFF DATE

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.


                        DISTRIBUTION OF OCCUPANCY STATUS

                                           NUMBER OF               AGGREGATE             % OF AGGREGATE
         OCCUPANCY STATUS               MORTGAGE LOANS         PRINCIPAL BALANCE       PRINCIPAL BALANCE
-----------------------------------     --------------         -----------------       -----------------
Owner Occupied.....................         1,359              $  131,903,871.58              98.48%
Non-Owner Occupied.................            32                   2,040,080.84               1.52
                                          -------              -----------------          ---------
    TOTAL..........................         1,391              $  133,943,952.42             100.00%
                                          =======              =================          =========

Owner Occupied includes vacation and second homes.


                            DISTRIBUTION OF SEASONING

          MONTHS ELAPSED                   NUMBER OF               AGGREGATE             % OF AGGREGATE
         SINCE ORIGINATION              MORTGAGE LOANS         PRINCIPAL BALANCE       PRINCIPAL BALANCE
---------------------------------       --------------         -----------------       -----------------
    0  -   6.....................           1,307              $   124,330,965.97             92.82%
    7  -  12.....................              61                    7,228,848.10              5.40
   13  -  24.....................              21                    2,247,426.27              1.68
   25  -  36.....................               2                      136,712.08              0.10
                                         --------              ------------------         ---------
    TOTAL   .....................           1,391              $   133,943,952.42            100.00%
                                         ========              ==================         =========

      Minimum Seasoning:                    0 months
      Maximum Seasoning:                   28 months
      Weighted Average Seasoning:           2 months

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                    BEAR STEARNS

                       ADVANTA MORTGAGE LOAN TRUST 1999-4
--------------------------------------------------------------------------------
                     Terms Sheets & Computational Materials

          COLLATERAL CHARACTERISTICS AS OF THE STATISTICAL CUT-OFF DATE

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.


                  DISTRIBUTION OF MAXIMUM MORTGAGE COUPON RATES

                                                                                         % OF AGGREGATE
         RANGE OF MAXIMUM                  NUMBER OF               AGGREGATE                PRINCIPAL
       MORTGAGE COUPON RATES            MORTGAGE LOANS         PRINCIPAL BALANCE             BALANCE
       ---------------------            --------------         -----------------       -----------------
  10.01    -    11.00%..........                1              $       208,386.23              0.16%
  12.01    -    13.00...........               17                    2,388,531.32              1.78
  13.01    -    14.00...........               96                   11,500,108.12              8.59
  14.01    -    15.00...........              155                   19,414,494.10             14.49
  15.01    -    16.00...........              255                   27,647,772.88             20.65
  16.01    -    17.00...........              341                   33,291,512.94             24.86
  17.01    -    18.00...........              251                   22,942,814.84             17.13
  18.01    -    19.00...........              139                    8,735,371.92              6.52
  19.01    -    20.00...........               86                    5,616,579.35              4.19
  20.01    -    21.00...........               40                    1,825,801.89              1.36
  21.01    -    22.00...........                8                      313,589.62              0.23
  22.01    -    23.00...........                2                       58,989.21              0.04
                                         --------              ------------------         ---------
    TOTAL.......................            1,391              $   133,943,952.42            100.00%
                                         ========              ==================         =========

     Minimum Maximum Mortgage Coupon Rate:                                 11.00%
     Maximum Maximum Mortgage Coupon Rate:                                 22.13%
     Weighted Average Maximum Mortgage Coupon Rates:                       16.25%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                    BEAR STEARNS

                       ADVANTA MORTGAGE LOAN TRUST 1999-4
--------------------------------------------------------------------------------
                     Terms Sheets & Computational Materials

          COLLATERAL CHARACTERISTICS AS OF THE STATISTICAL CUT-OFF DATE

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.


                  DISTRIBUTION OF MINIMUM MORTGAGE COUPON RATES

                                                                                        % OF AGGREGATE
         RANGE OF MINIMUM                  NUMBER OF               AGGREGATE                PRINCIPAL
       MORTGAGE COUPON RATES            MORTGAGE LOANS         PRINCIPAL BALANCE            BALANCE
       ---------------------            --------------         -----------------       -----------------
   3.01    -   4.00%............                1              $       208,386.23              0.16%
   5.01    -   6.00.............               21                    3,252,203.14              2.43
   6.01    -   7.00.............               95                   11,511,720.57              8.59
   7.01    -   8.00.............              480                   50,244,535.05             37.52
   8.01    -   9.00.............              150                   16,721,386.22             12.48
   9.01    -  10.00.............              218                   20,405,706.01             15.24
  10.01    -  11.00.............              198                   18,464,171.78             13.78
  11.01    -  12.00.............              116                    7,321,885.25              5.47
  12.01    -  13.00.............               70                    3,954,202.05              2.95
  13.01    -  14.00.............               32                    1,487,177.29              1.11
  14.01    -  15.00.............                8                      313,589.62              0.23
  15.01    -  16.00.............                2                       58,989.21              0.04
                                         --------              ------------------          --------
    TOTAL.......................            1,391              $   133,943,952.42            100.00%
                                         ========              ==================          ========

      Minimum Minimum Mortgage Coupon Rate:                                4.00%
      Maximum Minimum Mortgage Coupon Rate:                               15.13%
      Weighted Average Minimum Mortgage Coupon Rates:                      8.72%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                    BEAR STEARNS

                       ADVANTA MORTGAGE LOAN TRUST 1999-4
--------------------------------------------------------------------------------
                     Terms Sheets & Computational Materials

          COLLATERAL CHARACTERISTICS AS OF THE STATISTICAL CUT-OFF DATE

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.


                             DISTRIBUTION OF MARGINS

                                                                                        % OF AGGREGATE
             RANGE OF                      NUMBER OF               AGGREGATE               PRINCIPAL
              MARGINS                   MORTGAGE LOANS         PRINCIPAL BALANCE            BALANCE
              -------                   --------------         -----------------       -----------------
   1.001   -   2.000%...........                4              $       322,365.43              0.24%
   2.001   -   3.000............              129                   14,148,225.35             10.56
   3.001   -   4.000............              164                   18,136,520.96             13.54
   4.001   -   5.000............              278                   31,911,091.11             23.83
   5.001   -   6.000............              258                   27,557,931.00             20.58
   6.001   -   7.000............              268                   24,436,975.14             18.24
   7.001   -   8.000............              154                   10,513,430.14              7.85
   8.001   -   9.000............               72                    4,234,582.83              3.16
   9.001   -  10.000............               46                    1,945,184.78              1.45
  10.001   -  11.000............               15                      577,346.99              0.43
  11.001      12.000............                1                       48,000.00              0.04
  13.001   -  14.000............                1                       46,400.00              0.03
  16.001   -  17.000............                1                       65,898.69              0.05
                                         --------              ------------------           -------
    TOTAL.......................            1,391              $   133,943,952.42            100.00%
                                         ========              ==================           =======

      Minimum Margin:                      1.90%
      Maximum Margin                      16.50%
      Weighted Average Margin:             5.25%



               DISTRIBUTION OF COUPON RATE ADJUSTMENT FREQUENCIES

                                                                                         % OF AGGREGATE
    RATE CHANGE PERIOD                     NUMBER OF               AGGREGATE                PRINCIPAL
    (MONTHS)                             MORTGAGE LOANS        PRINCIPAL BALANCE             BALANCE
    ---------------------------          --------------        -----------------       -----------------
    6............................            1,367             $   131,716,922.61             98.34%
   12............................               24                   2,227,029.81              1.66
                                          --------             ------------------           -------
    TOTAL........................            1,391             $   133,943,952.42            100.00%
                                          ========             ==================           =======

     Interest rate adjustments follow an initial fixed-rate period for 97.51% of the aggregate principal balance of the mortgage loans in the pool.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                    BEAR STEARNS

                       ADVANTA MORTGAGE LOAN TRUST 1999-4
--------------------------------------------------------------------------------
                     Terms Sheets & Computational Materials

          COLLATERAL CHARACTERISTICS AS OF THE STATISTICAL CUT-OFF DATE

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.


          DISTRIBUTION OF INITIAL PERIODIC COUPON RATE ADJUSTMENT CAPS

                                                                                         % OF AGGREGATE
PERIODIC COUPON RATE                       NUMBER OF               AGGREGATE                PRINCIPAL
ADJUSTMENT CAP                           MORTGAGE LOANS        PRINCIPAL BALANCE             BALANCE
-----------------------------------      --------------        -----------------       -----------------
1.000%...........................              386             $    37,782,944.53             28.21%
1.500............................               19                   2,064,429.40              1.54
2.000............................               34                   2,801,923.10              2.09
2.800............................                1                      48,331.68              0.04
3.000............................              951                  91,246,323.71             68.12
                                           -------             ------------------          --------
    TOTAL........................            1,391             $   133,943,952.42            100.00%
                                           =======             ==================          ========

      Minimum Initial Periodic Coupon Rate Adjustment Cap:                      1.00%
      Maximum Initial Periodic Coupon Rate Adjustment Cap:                      3.00%
      Weighted Average Initial Periodic Coupon Rate Adjustment Cap:             2.39%



              DISTRIBUTION OF PERIODIC COUPON RATE ADJUSTMENT CAPS

                                                                                         % OF AGGREGATE
PERIODIC COUPON RATE                       NUMBER OF               AGGREGATE                PRINCIPAL
ADJUSTMENT CAP                           MORTGAGE LOANS        PRINCIPAL BALANCE             BALANCE
-----------------------------------      --------------        -----------------       -----------------
1.000%...........................            1,334             $   128,235,928.36             95.74%
1.500............................               26                   2,979,042.03              2.22
2.000............................               31                   2,728,982.03              2.04
                                          --------             ------------------         ---------
    TOTAL........................            1,391             $   133,943,952.42            100.00%
                                          ========             ==================         =========

      Minimum Initial Periodic Coupon Rate Adjustment Cap:             1.00%
      Maximum Initial Periodic Coupon Rate Adjustment Cap:             2.00%
      Weighted Average Initial Periodic Coupon Rate Adjustment Cap:    1.03%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                    BEAR STEARNS

                       ADVANTA MORTGAGE LOAN TRUST 1999-4
--------------------------------------------------------------------------------
                     Terms Sheets & Computational Materials

          COLLATERAL CHARACTERISTICS AS OF THE STATISTICAL CUT-OFF DATE

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.


              DISTRIBUTION OF LIFETIME COUPON RATE ADJUSTMENT CAPS

                                                                                         % OF AGGREGATE
LIFETIME COUPON RATE                       NUMBER OF               AGGREGATE                PRINCIPAL
ADJUSTMENT CAP                           MORTGAGE LOANS        PRINCIPAL BALANCE             BALANCE
-----------------------------------      --------------        -----------------       -----------------
6.000%...........................               38             $     4,060,720.75              3.03%
6.350............................                1                     202,788.91              0.15
6.500............................                1                     117,296.76              0.09
7.000............................            1,350                 129,453,546.00             96.65
8.000............................                1                     109,600.00              0.08
                                          --------             ------------------            ------
    TOTAL........................            1,391             $   133,943,952.42            100.00%
                                          ========             ==================            ======

      Minimum Lifetime Coupon Rate Adjustment Cap:                              6.00%
      Maximum Lifetime Coupon Rate Adjustment Cap                               8.00%
      Weighted Average Lifetime Coupon Rate Adjustment Cap:                     6.97%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                    BEAR STEARNS

                       ADVANTA MORTGAGE LOAN TRUST 1999-4
--------------------------------------------------------------------------------
                     Terms Sheets & Computational Materials

          COLLATERAL CHARACTERISTICS AS OF THE STATISTICAL CUT-OFF DATE

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.


                DISTRIBUTION OF NEXT COUPON RATE ADJUSTMENT DATES

          NEXT COUPON RATE                 NUMBER OF               AGGREGATE             % OF AGGREGATE
          ADJUSTMENT DATE                MORTGAGE LOANS        PRINCIPAL BALANCE       PRINCIPAL BALANCE
          ---------------                --------------        -----------------       -----------------
November, 1999                                   2             $       220,126.78              0.16%
December, 1999                                   1                      87,231.01              0.07
January, 2000                                    1                      66,693.96              0.05
February, 2000                                   9                     759,775.40              0.57
March, 2000                                     16                   1,748,928.98              1.31
April, 2000                                     11                   1,291,806.40              0.96
June, 2000                                       1                     161,210.62              0.12
July, 2000                                       3                     196,727.60              0.15
August, 2000                                     6                     424,664.17              0.32
September, 2000                                  7                     623,190.02              0.47
October, 2000                                   52                   4,574,256.48              3.42
November, 2000                                  12                   1,489,663.67              1.11
December, 2000                                   2                     222,604.60              0.17
January, 2001                                    2                     227,881.91              0.17
February, 2001                                  11                     927,592.06              0.69
March, 2001                                     13                   1,694,323.15              1.26
April, 2001                                     18                   2,584,499.38              1.93
May, 2001                                        9                     871,222.35              0.65
June, 2001                                      12                   1,355,201.95              1.01
July, 2001                                      11                   1,475,856.38              1.10
August, 2001                                    19                   2,140,917.64              1.60
September, 2001                                 27                   2,768,995.59              2.07
October, 2001                                   11                   1,363,499.30              1.02
November, 2001                                   3                     231,915.00              0.17
December, 2001                                   4                     678,431.85              0.51
January, 2002                                    4                     398,334.82              0.30
February, 2002                                   4                     448,507.13              0.33
March, 2002                                      5                     522,679.40              0.39
April, 2002                                     22                   1,867,331.44              1.39
May, 2002                                       46                   4,560,172.54              3.40
June, 2002                                      36                   4,009,897.62              2.99
July, 2002                                      45                   4,583,163.82              3.42
August, 2002                                   106                   9,539,605.91              7.12
September, 2002                                294                  28,533,148.26             21.29
October, 2002                                  262                  21,797,835.41             16.27
November, 2002                                  11                   1,093,610.00              0.82

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                    BEAR STEARNS

                       ADVANTA MORTGAGE LOAN TRUST 1999-4
--------------------------------------------------------------------------------
                     Terms Sheets & Computational Materials

          COLLATERAL CHARACTERISTICS AS OF THE STATISTICAL CUT-OFF DATE

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.


           DISTRIBUTION OF NEXT COUPON RATE ADJUSTMENT DATES (CONT'D.)

                                                                                         % OF AGGREGATE
          NEXT COUPON RATE                 NUMBER OF               AGGREGATE                PRINCIPAL
          ADJUSTMENT DATE                MORTGAGE LOANS        PRINCIPAL BALANCE             BALANCE
          ---------------                --------------        -----------------       -----------------
April, 2004                                      5                     305,391.39              0.23
May, 2004                                       14                   1,508,289.93              1.13
June, 2004                                       6                     561,644.80              0.42
July, 2004                                      25                   2,941,179.08              2.20
August, 2004                                    94                   8,357,759.12              6.24
September, 2004                                126                  12,357,610.74              9.23
October, 2004                                   22                   2,320,574.76              1.73
November, 2004                                   1                      50,000.00              0.04
                                           -------             ------------------        ----------
    TOTAL........................            1,391             $   133,943,952.42            100.00%
                                           =======             ==================        ==========

Weighted Average Next Coupon Rate Adjustment Date:                               October 2002
Weighted Average Number of Months to Next Coupon Rate Adjustment Date:                     36

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                    BEAR STEARNS